UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

TECHNOLOGY & TELECOMMUNICATION ACQUISITION

C3-2-23A, JALAN 1/152, TAMAN OUG PARKLANE

OFF JALAN KELANG LAMA

58200 Kuala Lumpur, Malaysia

Dear Technology & Telecommunication Acquisition Corporation Shareholder:

As you know, the extraordinary general meeting of Technology & Telecommunication Acquisition (the “Company,” “TETE,” “we,” “us” or “our”) will be held on July 18, 2023, at 11:00 a.m., New York Time (the “Extraordinary General Meeting”) at the offices of Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia and via virtual meeting format setting.

At the Extraordinary General Meeting, shareholders will consider and vote upon the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To amend, by special resolution, TETE’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) in the form set forth in Annex A to the accompanying proxy statement to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to twelve (12) times for an additional one (1) month each time, from July 20, 2023 to July 20, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 30 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To amend, by ordinary resolution, TETE’s investment management trust agreement, dated as of January 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from July 20, 2023 to the Extended Date (the “Trust Agreement Amendment”) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $144,000 and (b) $0.045 for each Class A Ordinary Share (as defined below) issued and outstanding (the “Extension Payment”) after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”);

●	Proposal No. 3 — The Founder Share Amendment Proposal – To amend, by special resolution, the Memorandum and Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

●	Proposal No. 4 – Adjournment Proposal – To approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

On or about June 26, 2023, the Company mailed to you a proxy statement relating to the Extraordinary General Meeting. The attached Supplement to the proxy statement contains additional information that supplements the proxy statement. The Company urges you to read this Supplement, together with the proxy statement previously sent to you, carefully and in its entirety.

The Company is providing this Supplement to clarify that you can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tete/sm2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

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By Order of the Board of Directors of Technology & Telecommunication Acquisition Corporation

Tek Che Ng

Chairman of the Board

July 18, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of each of the Extension Amendment Proposal, and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Trust Agreement Amendment Proposal, Founder Share Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

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SUPPLEMENT NO. 1 DATED JULY 18, 2023

TO

PROXY STATEMENT

DATED JUNE 26, 2023

C3-2-23A, JALAN 1/152, TAMAN OUG PARKLANE

OFF JALAN KELANG LAMA

58200 KUALA LUMPUR, MALAYSIA

This proxy statement supplement (the “Supplement”) is being filed with the United States Securities and Exchange Commission and is being made available to shareholders of record of Technology & Telecommunication Acquisition Corporation (the “Company”) as of the close of business on June 14, 2023. The following information supplements and should be read in conjunction with the original proxy statement dated June 26, 2023, that the Company mailed to you on or about June 26, 2023 (the “Original Proxy Statement”). All capitalized terms not defined herein shall have the same meaning as in the Original Proxy Statement.

The Company is providing this Supplement to clarify that you can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tete/sm2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Original Proxy Statement provided an incorrect weblink for the meeting.

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